UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 18, 2006

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-33315               13-3968990
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 15, 2006, we determined that our accounting for stock options originally issued April 1, 2005, and vesting at various times between that date and December 1, 2006, was inaccurate and the effect of such misstatements was material. We expect our revised balance sheet and income statement as of and for the quarter ended March 31, 2006, will reflect a increase in compensation expense and an increase in additional paid-in-capital of $66,000 resulting from the recording of stock-based compensation for the accretion of vesting of previously issued options since we adopted Statement of Financial Accounting Standards No. 123R, Share-Based Payments, on January 1, 2006.

Also, our financial statements for the quarter ended June 30, 2005, and September 30, 2005, and for the year ended December 31, 2005, will contain an amendment to the footnote related to pro forma net loss related to additional disclosures of accretion of unvested options between issuance at April 1, 2005 and December 31, 2005. These amendments will modify the footnotes that relate to Stock Based Compensation primarily in Note A to the financial statements. These amendments will have no effect on the balance sheet, income statement, statement of deficiency in stockholders' equity or statement of cash flows on any of the periods. There is no effect on basic or fully diluted earnings per share for any of these periods.

As a result our financial statements included in the Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, should no longer be relied upon.

The errors were discovered in connection with the preparation of our June 30, 2006 quarterly report on SEC Form 10QSB . Upon reviewing and updating our accounting for and disclosure of stock based compensation for the quarter ended June 30, 2006, we discovered our errors. Upon this determination, management and the Board of Directors were alerted to the facts and circumstances regarding the errors in accounting for the stock based compensation. Authorized officers of the Company discussed this matter with the Company's independent public accounting firm who agreed that the Company's March 31, 2006 quarterly financial statements could not be relied upon and needed to be restated.

We are currently working on amending the financials for the affected period, including conferring with our independent auditors. The new financial statements which should be relied upon will be contained in amended Form 10-QSB filings to be filed as soon as possible, although we expect to file such amendments before August 25, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              KNOBIAS, INC.

Date: August 18, 2006                                          /s/ E. KEY RAMSEY
                                                                   E. Key Ramsey
                                                                   President and
                                                         Chief Executive Officer